-------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                 July 21, 1999


                             ACE Securities Corp.
                    -----------------------------------------
                 (Exact Name of Registrant as Specified in its
                                   Charter)



           Delaware                    333-56213               56-2088493
----------------------------           ---------               ----------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
      Of Incorporation)               File Number)         Identification No.)



 6525 Morrison Boulevard
        Suite 318
Charlotte, North Carolina                                         28211
----------------------------                                     --------
(Address of Principal                                           (Zip Code)
Executive Offices)


      Registrant's telephone number, including area code:(704) 365-0569

                                   No Change
      -----------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
         -------------

         Filed concurrently herewith under Form SE are certain materials (the "Collateral Term Sheets") furnished to the Registrant by Deutsche Bank Securities Inc. (the "Underwriter") in respect of ACE Securities Corp. Home Equity Loan Trust 1999-LB2 Home Equity Loan Pass-Through Certificates (the "Certificates"). If the Certificates are publicly offered, they will be offered pursuant to a prospectus, as supplemented by a related prospectus supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), subsequent to the filing of this Current Report. The Certificates, if issued and publicly offered, would be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-56213) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement solely with respect to the Certificates, subject to the issuance and public offering of the Certificates.

         The Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Collateral Term Sheets are based to the Underwriter) in the preparation of the Collateral Term Sheets.

         Any statement or information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in any subsequently filed Collateral Term Sheets with respect to the Certificates, and the statements and information contained in all such Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by the Prospectus.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  99.2     Collateral Term Sheets
                           filed  on  Form SE dated July 21, 1999.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ACE SECURITIES CORP.




                                     By:  /s/ Elizabeth Eldridge
                                        -------------------------
                                        Name:  Elizabeth Eldridge
                                        Title:  Vice President


Dated:  July 23, 1999

                                 EXHIBIT INDEX

Exhibit No.                     Description                     Page No.
-----------                     -----------                     --------
99.2                       Collateral Term Sheets                   P